EXHIBIT 32.1

                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                          UNDER 18 U.S.C. SECTION 1350

         With reference to the Quarterly Report of Redwood Empire Bancorp (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), I, Patrick W. Kilkenny, President and Chief Executive Officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Patrick W. Kilkenny
                                        ------------------------------------
                                        Patrick W. Kilkenny
                                        President and Chief Executive Officer

                                        November 12, 2003



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                                  EXHIBIT 32.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                          UNDER 18 U.S.C. SECTION 1350

         With reference to the Quarterly Report of Redwood Empire Bancorp (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), I Kim C. McClaran, Vice President and Interim Chief Financial Officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                        /s/ Kim C. McClaran
                                        ------------------------------------
                                        Kim C. McClaran
                                        Vice President and Interim Chief
                                        Financial Officer

                                        November 12, 2003